                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of debt securities of the Company (the "Debt Securities"); and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES
T. ANDERSON, CHARLES J. BURDICK, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him and in his name, place and stead, and in each capacity with the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by vitue hereof.

     IN WITNESS WHEREOF, each of the unersigned has executed this Power of Attorney this 4th day of August, 1995.




/s/ Richard D. McCormick                 /s/ James T. Anderson
------------------------------------     ---------------------------------
Richard D. McCormick                     James T. Anderson
Chairman of the Board,                   Acting Executive Vice President and
Chief Executive Officer and President    Chief Financial Officer

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, U S WEST, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement") for the registration of debt securities of the Company (the "Debt Securities"); and

     WHEREAS, each of the undersigned is a Director of the Company;

     NOW, THEREFORE, each of the undersigned constitutes and appoints JAMES
T. ANDERSON, CHARLES J. BURDICK, BARBARA M. JAPHA, and STEPHEN E. BRILZ, and each of them, as attorneys for him or her and in his or her name, place, and stead, and in each capacity as a Director of the Company, to execute and file such Registration Statement, including the related prospectus, and thereafter to execute and file any amended registration statement or statements and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting aid to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 4th day of August, 1995


/s/ Richard B. Cheney                   /s/ Allen F. Jacobson
-----------------------------------     ------------------------------------
Richard B. Cheney                       Allen F. Jacobson


/s/ Remedios Diaz-Oliver                /s/ Marilyn C. Nelson
-----------------------------------     ------------------------------------
Remedios Diaz-Oliver                    Marilyn C. Nelson


/s/ Grant A. Dove                       /s/ Frank Popoff
-----------------------------------     ------------------------------------
Grant A. Dove                           Frank Popoff


/s/ Allan D. Gilmour
-----------------------------------
Allan D. Gilmour


/s/ Pierson M. Grieve                   /s/ Jerry O. Williams
-----------------------------------     -------------------------------------
Pierson M. Grieve                       Jerry O. Williams


/s/ Shirley M. Hufstedler
-----------------------------------
Shirley M. Hufstedler